U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934

     Date of Report (Date of earliest event reported):  September 9, 2002

                              ENVIROMAT CO., LTD.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                                   000-32577
                           (Commission File Number)

                                  23-3078137
                     (I.R.S. Employer Identification No.)


      8723 Cambie Street, Vancouver, British Columbia, CANADA     V6P 3J9
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code:  604-790-6986

                           Prosperity Partners, Inc.
         (Former name or former address, if changed since last report)



ITEM 5.  OTHER EVENTS

On September 12, 2002, Prosperity Partners, Inc. ("Prosperity") filed a Certificate of Ownership and Merger with the State of Delaware to effect the merger of EnviroMat Co. Ltd., a wholly-owned subsidiary of Prosperity, with and into Prosperity. As permitted by Section 253(a) of the Delaware General Corporation Law, the merger was effected by resolution of the board of directors of Prosperity without a shareholder vote. Furthermore, as permitted by Section 253(b) of the Delaware General Corporation Law, Prosperity amended its Certificate of Incorporation to change its name to EnviroMat Co. Ltd., which was the name of its former subsidiary.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (a)Financial Statements of Businesses Acquired:     None Required.
 (b)Pro Forma Financial Information:                 None Required.
 (c)Exhibits:

             Exhibit No.                Description
             -----------                -----------------------------------
             2.0                        Certificate of Ownership and Merger




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


ENVIROMAT CO., LTD.
(Registrant)



By: /s/ Christopher C. Chang                           Date: September 12, 2002
------------------------------------
Name: Christopher C. Chang
Title: President and Chief Executive Officer